UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 24, 2011

GREENFIELD FARMS FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	26-2909561
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2840 HIGHWAY 95 ALT. S,  Suite 7,
Silver Springs, Nevada
89429
(Zip Code)

(704) 619-3738
Registrant's telephone number, including area code

SWEET SPOT GAMES, INC.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06	Change in Shell Company Status

As of May 24, 2011 management of Greenfield Farms Foods, Inc. (“GRAS”:OTCBB) has determined that the Company is no longer a “shell” as defined by Rule 12b-2 and Rule 144. Rule 12b-2 defines a shell company as one that has:

1.	No or nominal operations; and

2.	Either

i.	No or nominal assets;

ii.	Assets consisting solely of cash and cash equivalents; or

iii.	Assets consisting of any amount of cash and cash equivalents and nominal other assets.

On May 23, 2011 Greenfield Farms Food, Inc. filed a Form 10-Q which included an unaudited statement of operations indicating revenues for the three month period ended March 31, 2011 totaling $43,543 and an unaudited balance sheet indicating assets of $66,166 as compared to assets of zero at December 31, 2010.

We are also aware of the SEC guidance in Footnote 172 promulgated by the SEC in the Final Release for the revisions to Rule 144, effective February 15, 2008, (the Release) which generally includes a definition of a shell company as having no or nominal assets (other than cash or cash equivalents) and no or nominal operations.We note Footnote 172 of the Release to the effect that a start-up or developmental stage company does not meet the definition in the Staff’s view, as it does not meet the test of “no or nominal operations.”

Greenfield was established on December 31, 2010 for the purpose of marketing certain beef products, specifically grassfed beef throughout third party retail establishments located in the Southeastern United States.   It currently has established arrangements to provide its grassfed beef to a variety of grocery chains, retailers and others in North and South Carolina.

Since the inception of the Company, the Company’s plan of operation has been solely dedicated to the furtherance of the grassfed beef business, the expansion of suppliers of grassfed beef, and the expansion of the network of third party grocers through which the products are sold.

As a result management has determined that the Company no longer qualifies as a “shell” under the definition proffered in Rule 12b-2 and Rule 144. Specifically, the Company has revenues that are not “nominal” and assets that do not meet the definition of 12b-2, as well as constituting a development stage company as referenced in Footnote 172 of the Release.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

1.	Unaudited pro forma financial statements of Sweet Spot Games, Inc. and subsidiaries for the period ended December 31, 2010 as filed in the Form 8-K dated March 4, 2011.

2.	Form 10-Q and unaudited financial statements of Greenfield Farms Grassfed Beef, Inc. as of March 31, 2011 as filed on March 23, 2011.

(c)	Exhibits None.

*	Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24,  2011

Sweet Spot Games, Inc.

By: /s/ Larry Moore
Name: Larry Moore
Title: President and Chief Executive Officer